SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  January 14, 2005

                               INVICTA GROUP INC.
                 (Name of Small Business Issuer in Its Charter)

                                     Nevada
                                     ------
         (State or Other Jurisdiction of Incorporation or Organization)


                                      4700
                                      ----
              (Primary Standard Industrial Classification Number)


                                   91-2051923
                                   ----------
                        (I.R.S. Employer (I.R.S. Employer


                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
          (Address and Telephone Number of Principal Executive Offices)

                          William G. Forhan, President
                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
            (Name, Address and Telephone Number of Agent for Service)


ITEM  5.02  DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS

     Registrant has accepted a written resignation of the member of its Board of Directors, John Latimer,effective immediately.


ITEM  9.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     Schedule  of  Exhibits.  The following exhibits are furnished in accordance
     ----------------------
with  the  provisions  of  Item  601  of  Regulation  S-B:

None.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           Invicta  Group  Inc.

Date:  January  14,  2005


By: /s/ William  G. Forhan
    ----------------------
    William  G. Forhan,  President